Exhibit 99.1

Press Release — For Immediate Release
July 21, 2014

Penns Woods Bancorp, Inc. Reports Second Quarter 2014 Operating Earnings

Williamsport, PA — July 21, 2014 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings and growth during the recently completed second quarter of 2014, achieving net income of $6,932,000 for the six months ended June 30, 2014 resulting in basic and dilutive earnings per share of $1.44.

Highlights

•
Year over year comparisons are impacted by the acquisition of Luzerne National Bank Corporation (“Luzerne”) that was effective June 1, 2013 and resulted in increases in net loans of $254,057,000; investments of $21,140,000; deposits of $279,867,000; and assets of $329,209,000 at the time of acquisition.

•
Net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and bank owned life insurance gains on death benefits, increased to $3,142,000 for the three months ended June 30, 2014 compared to $2,818,000 for the same period of 2013.  Net income from core operations increased to $6,177,000 for the six months ended June 30, 2014 compared to $5,851,000 for the same period of 2013.

•
Operating earnings per share for the three months ended June 30, 2014 were $0.65 basic and dilutive compared to $0.68 basic and dilutive for the same period of 2013.  Operating earnings per share for the six months ended June 30, 2014 were $1.28 basic and dilutive compared to $1.46 basic and dilutive for the same period 2013.

•
Return on average assets was 1.13% for the three months ended June 30, 2014 compared to 1.48% for the corresponding period of 2013.  Return on average assets was 1.14% for the six months ended June 30, 2014 compared to 1.59% for the corresponding period of 2013.

•
Return on average equity was 10.29% for the three months ended June 30, 2014 compared to 13.54% for the corresponding period of 2013.  Return on average equity was 10.43% for the six months ended June 30, 2014 compared to 14.45% for the corresponding period of 2013.

“The six months ended June 30, 2014 were impacted by several events. During this time frame our flagship bank, Jersey Shore State Bank, undertook a significant upgrade to systems. While the upgrade at JSSB was taking place, our employees also converted Luzerne Bank in April from their legacy system to the new systems utilized by JSSB. The first half of 2014 has also seen the near completion of our Loyalsock branch that will house a full service branch and the mortgage division. While systems have been upgraded and a new branch was being constructed, attention has also been focused on shortening the earning asset portfolio and lengthening the deposit portfolio per our strategy to reduce interest rate and market price risk. We also continue to work through impaired credits in the loan portfolio which has resulted in $2,118,000 in charge-offs during the first six months of 2014,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and six months ended June 30, 2014 was $3,463,000 and $6,932,000 compared to $3,659,000 and $7,343,000 for the same periods of 2013.  Results for the three and six months ended June 30, 2014 compared to 2013 were impacted by a decrease in after-tax securities gains of $520,000 (from a gain of $841,000 to a gain of $321,000) for the three month periods and a decrease of $911,000 (from a gain of $1,492,000 to a gain of $581,000) for the six month periods.  In addition, a gain of $174,000 on death benefits related to bank owned life insurance was recorded during the first quarter of 2014.  Basic and dilutive earnings per share for the three and six months ended June 30, 2014 were $0.72 and $1.44 compared to $0.88 and $1.84 for the corresponding periods of 2013.  Return on average assets and return on average equity were 1.13% and 10.29% for the three months ended June 30, 2014 compared to 1.48% and 13.54% for the corresponding period of 2013. Return on average assets and return on average equity were 1.14% and 10.43% for the six months ended June 30, 2014 compared to 1.59% and 14.45% for the corresponding period of 2013.

Net Interest Margin

The net interest margin for the three and six months ended June 30, 2014 was 3.84% and 3.88% compared to 4.09% and 4.26% for the corresponding periods of 2013.  While the net interest margin has decreased year over year, net interest income on a fully taxable equivalent basis has increased $1,250,000 and $2,979,000 for the three and six months ended June 30, 2014 compared to the corresponding periods of 2013.  Driving this increase is the growth in the loan and deposit portfolios for the six months ended June 30, 2014 compared to the corresponding period for 2013, primarily due to growth in home equity products and the continued emphasis on core deposit growth.  The primary funding for the loan growth was an increase in core deposits.  These deposits represent a lower cost funding source than time deposits and comprise 77.30% of total deposits at June 30, 2014 compared to 75.03% at June 30, 2013.  The continued growth in core deposits has led to the total cost of deposits decreasing to 40 basis points ("bp") for the six months ended June 30, 2014 from 54 bp for the corresponding period of 2013. The rate paid on borrowings decreased slightly due to the impact of maturities and the entering into a capital lease agreement.  The changes in the composition of the deposit and borrowing portfolios has led to the total cost of interest bearing funding decreasing to 58 bp for the six months ended June 30, 2014 from 77 bp for the corresponding period of 2013.

“Due to the yield on earning assets declining, the net interest margin continues to decrease each quarter by several basis points. The earning asset portfolio yield has decreased due to the roll off of higher yielding legacy assets that are being replaced by assets at lower yields due to the continued low interest rate environment. To counter the revenue impact of the declining asset yields, we have focused on increasing earning assets by adding quality short and intermediate term loans such as home equity loans, even though these new earning assets are at lower yields than legacy assets. This action has resulted in an increase in interest income on a fully taxable basis. In addition, the investment portfolio continues to be actively managed in order to reduce interest rate and market risk. This is being undertaken primarily through the sale of long-term municipal bonds that have a maturity date of 2025 or later and securities with a call date within the next five years.  The proceeds of the bond sales are being deployed primarily into loans with limited reinvestment into intermediate term corporate bonds and short and intermediate term municipal bonds.  The strategy to sell a portion of the long-term bond portfolio does negatively impact current earnings, but this action plays a key role in our long-term asset liability management strategy as the balance sheet is shortened to better prepare for a rising rate environment.  The funding side of the balance sheet has limited opportunities to reduce cost.  While we remain focused on increasing lower cost core deposits, we have begun to lengthen our funding sources as a campaign to attract four and five year time deposits has been conducted,” commented President Grafmyre.

Assets

Total assets increased $15,889,000 to $1,222,847,000 at June 30, 2014 compared to June 30, 2013.  Net loans increased $69,964,000 to $847,521,000 at June 30, 2014 compared to June 30, 2013 due primarily to campaigns related to increasing home equity product market share during 2013 and 2014 and growth in the commercial portfolio.  The investment portfolio decreased $48,263,000 from June 30, 2013 to June 30, 2014 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in a shortening of the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The non-performing loans to total loans ratio increased to 1.40% at June 30, 2014 from 0.83% at June 30, 2013.   The increase in non-performing loans to $11,979,000 at June 30, 2014 from $6,515,000 at June 30, 2013 is primarily the result of commercial real estate backed loans becoming non-performing.  The majority of non-performing loans are centered on several loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $2,118,000 for the six months ended June 30, 2014 negatively impacted the allowance for loan losses which was 1.03% of total loans at June 30, 2014. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $26,465,000 to $981,826,000 at June 30, 2014 compared to June 30, 2013. Core deposits (total deposits excluding time deposits) increased $42,157,000, while higher cost time deposits decreased $15,692,000 due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits increased $17,662,000 to $228,758,000 at June 30, 2014 compared to June 30, 2013.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service.

Shareholders’ Equity

Shareholders’ equity increased $9,874,000 to $135,802,000 at June 30, 2014 compared to June 30, 2013.  The accumulated other comprehensive gain of $635,000 at June 30, 2014 is primarily a result of an increase in unrealized gains on available for sale securities from an unrealized gain of $286,000 at June 30, 2013 to an unrealized gain of $3,360,000 at June 30, 2014.  The amount of accumulated other comprehensive gain at June 30, 2014 was also impacted by the change in net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan resulting in a decrease in the net loss of $2,082,000 to $2,725,000 at June 30, 2014.  The current level of shareholders’ equity equates to a book value per share of $28.17 at June 30, 2014 compared to $26.14 at June 30, 2013 and an equity to asset ratio of 11.11% at June 30, 2014 compared to 10.43% at June 30, 2013.  Excluding goodwill and intangibles, book value per share was $24.29 at June 30, 2014 compared to $22.17 at June 30, 2013.  Dividends declared for the three and six months ended June 30, 2014 were $0.47 and $0.94 per share compared to $0.47 and $1.19 for the three and six months ended June 30, 2013.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates thirteen branch offices providing financial services in Lycoming, Clinton, Centre, and Montour Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	June 30,
(In Thousands, Except Share Data)	2014	2013	% Change
ASSETS
Noninterest-bearing balances	$22,905	$26,888	(14.81)%
Interest-bearing deposits in other financial institutions	1,962	1,417	38.46%
Federal funds sold	—	134	n/a
Total cash and cash equivalents	24,867	28,439	(12.56)%

Investment securities, available for sale, at fair value	263,026	311,289	(15.50)%
Loans held for sale	1,827	5,409	(66.22)%
Loans	856,332	786,961	8.82%
Allowance for loan losses	(8,811)	(9,404)	(6.31)%
Loans, net	847,521	777,557	9.00%
Premises and equipment, net	21,007	17,101	22.84%
Accrued interest receivable	4,235	4,999	(15.28)%
Bank-owned life insurance	25,601	25,022	2.31%
Investment in limited partnerships	1,891	2,552	(25.90)%
Goodwill	17,104	17,104	—%
Intangibles	1,621	1,984	(18.30)%
Deferred tax asset	6,807	9,906	(31.28)%
Other assets	7,340	5,596	31.17%
TOTAL ASSETS	$1,222,847	$1,206,958	1.32%

LIABILITIES
Interest-bearing deposits	$753,068	$744,265	1.18%
Noninterest-bearing deposits	228,758	211,096	8.37%
Total deposits	981,826	955,361	2.77%

Short-term borrowings	21,926	39,000	(43.78)%
Long-term borrowings	71,202	70,750	0.64%
Accrued interest payable	399	442	(9.73)%
Other liabilities	11,692	15,477	(24.46)%
TOTAL LIABILITIES	1,087,045	1,081,030	0.56%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,001,222 and 4,998,881 shares issued	41,676	41,657	0.05%
Additional paid-in capital	49,846	49,759	0.17%
Retained earnings	49,955	45,343	10.17%
Accumulated other comprehensive income (loss):
Net unrealized gain on available for sale securities	3,360	286	1,074.83%
Defined benefit plan	(2,725)	(4,807)	43.31%
Treasury stock at cost, 180,596 shares	(6,310)	(6,310)	—%
TOTAL SHAREHOLDERS’ EQUITY	135,802	125,928	7.84%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,222,847	$1,206,958	1.32%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended June 30,			Six Months Ended June 30,
(In Thousands, Except Per Share Data)	2014	2013	% Change	2014	2013	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$8,912	$7,277	22.47%	$17,725	$14,045	26.20%
Investment securities:
Taxable	1,406	1,507	(6.70)%	2,864	2,950	(2.92)%
Tax-exempt	892	1,162	(23.24)%	1,823	2,429	(24.95)%
Dividend and other interest income	147	72	104.17%	274	134	104.48%
TOTAL INTEREST AND DIVIDEND INCOME	11,357	10,018	13.37%	22,686	19,558	15.99%

INTEREST EXPENSE:
Deposits	741	760	(2.50)%	1,499	1,551	(3.35)%
Short-term borrowings	12	22	(45.45)%	27	47	(42.55)%
Long-term borrowings	473	482	(1.87)%	942	1,001	(5.89)%
TOTAL INTEREST EXPENSE	1,226	1,264	(3.01)%	2,468	2,599	(5.04)%

NET INTEREST INCOME	10,131	8,754	15.73%	20,218	16,959	19.22%

PROVISION FOR LOAN LOSSES	300	575	(47.83)%	785	1,075	(26.98)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,831	8,179	20.20%	19,433	15,884	22.34%

NON-INTEREST INCOME:
Service charges	607	538	12.83%	1,202	980	22.65%
Securities gains, net	487	1,274	(61.77)%	880	2,260	(61.06)%
Bank-owned life insurance	181	144	25.69%	551	282	95.39%
Gain on sale of loans	421	302	39.40%	711	653	8.88%
Insurance commissions	283	247	14.57%	703	511	37.57%
Brokerage commissions	251	299	(16.05)%	522	547	(4.57)%
Other	699	731	(4.38)%	1,571	1,035	51.79%
TOTAL NON-INTEREST INCOME	2,929	3,535	(17.14)%	6,140	6,268	(2.04)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,167	3,442	21.06%	8,670	6,510	33.18%
Occupancy	552	397	39.04%	1,182	748	58.02%
Furniture and equipment	648	412	57.28%	1,319	820	60.85%
Pennsylvania shares tax	262	208	25.96%	506	392	29.08%
Amortization of investments in limited partnerships	166	166	—%	331	331	—%
Federal Deposit Insurance Corporation deposit insurance	201	119	68.91%	379	248	52.82%
Marketing	126	120	5.00%	236	215	9.77%
Intangible amortization	88	31	183.87%	180	31	480.65%
Other	2,212	2,070	6.86%	4,262	3,521	21.05%
TOTAL NON-INTEREST EXPENSE	8,422	6,965	20.92%	17,065	12,816	33.15%

INCOME BEFORE INCOME TAX PROVISION	4,338	4,749	(8.65)%	8,508	9,336	(8.87)%
INCOME TAX PROVISION	875	1,090	(19.72)%	1,576	1,993	(20.92)%
NET INCOME	$3,463	$3,659	(5.36)%	$6,932	$7,343	(5.60)%

EARNINGS PER SHARE - BASIC AND DILUTED	$0.72	$0.88	(18.18)%	$1.44	$1.84	(21.74)%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	4,820,193	4,151,035	16.12%	4,819,886	3,995,716	20.63%

DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$0.94	$1.19	(21.01)%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	June 30, 2014			June 30, 2013
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$26,040	$286	4.41%	$21,480	$249	4.65%
All other loans	805,971	8,723	4.34%	596,206	7,113	4.79%
Total loans	832,011	9,009	4.34%	617,686	7,362	4.78%

Federal funds sold	128	—	—%	98	—	—%

Taxable securities	175,374	1,540	3.51%	178,827	1,573	3.52%
Tax-exempt securities	95,589	1,352	5.66%	119,655	1,761	5.89%
Total securities	270,963	2,892	4.27%	298,482	3,334	4.47%

Interest-bearing deposits	14,396	13	0.36%	8,339	6	0.29%

Total interest-earning assets	1,117,498	11,914	4.27%	924,605	10,702	4.64%

Other assets	105,066			65,956

TOTAL ASSETS	$1,222,564			$990,561

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$141,837	20	0.06%	$107,027	27	0.10%
Super Now deposits	189,473	150	0.32%	149,635	171	0.46%
Money market deposits	211,788	138	0.26%	172,228	129	0.30%
Time deposits	225,548	433	0.77%	191,046	433	0.91%
Total interest-bearing deposits	768,646	741	0.39%	619,936	760	0.49%

Short-term borrowings	15,422	11	0.29%	21,777	22	0.40%
Long-term borrowings	71,202	474	2.63%	71,237	482	2.68%
Total borrowings	86,624	485	2.22%	93,014	504	2.14%

Total interest-bearing liabilities	855,270	1,226	0.57%	712,950	1,264	0.71%

Demand deposits	220,975			153,840
Other liabilities	14,651			15,652
Shareholders’ equity	134,668			108,120

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,225,564			$990,562
Interest rate spread			3.70%			3.93%
Net interest income/margin		$10,688	3.84%		$9,438	4.09%

	Three Months Ended June 30,
	2014	2013
Total interest income	$11,357	$10,018
Total interest expense	1,226	1,264
Net interest income	10,131	8,754
Tax equivalent adjustment	557	684
Net interest income (fully taxable equivalent)	$10,688	$9,438

	Six Months Ended
	June 30, 2014			June 30, 2013
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$26,714	$592	4.47%	$21,860	$498	4.59%
All other loans	798,552	17,334	4.38%	546,033	13,716	5.07%
Total loans	825,266	17,926	4.38%	567,893	14,214	5.05%

Federal funds sold	344	—	—%	49	—	—%

Taxable securities	176,046	3,116	3.54%	170,226	3,076	3.61%
Tax-exempt securities	97,864	2,762	5.64%	123,543	3,680	5.96%
Total securities	273,910	5,878	4.29%	293,769	6,756	4.60%

Interest-bearing deposits	10,000	22	0.44%	6,024	8	0.27%

Total interest-earning assets	1,109,520	23,826	4.32%	867,735	20,978	4.86%

Other assets	105,718			57,369

TOTAL ASSETS	$1,215,238			$925,104
LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$140,803	51	0.07%	$95,848	52	0.11%
Super Now deposits	183,174	307	0.34%	143,509	344	0.48%
Money market deposits	209,314	272	0.26%	158,374	264	0.34%
Time deposits	228,846	869	0.77%	181,443	891	0.99%
Total interest-bearing deposits	762,137	1,499	0.40%	579,174	1,551	0.54%

Short-term borrowings	17,749	27	0.31%	21,574	47	0.44%
Long-term borrowings	71,202	942	2.63%	73,550	1,001	2.71%
Total borrowings	88,951	969	2.17%	95,124	1,048	2.19%

Total interest-bearing liabilities	851,088	2,468	0.58%	674,298	2,599	0.77%

Demand deposits	216,588			135,035
Other liabilities	14,642			14,164
Shareholders’ equity	132,920			101,607
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,215,238			$925,104
Interest rate spread			3.74%			4.09%
Net interest income/margin		$21,358	3.88%		$18,379	4.26%

	Six Months Ended June 30,
	2014	2013
Total interest income	$22,686	$19,558
Total interest expense	2,468	2,599
Net interest income	20,218	16,959
Tax equivalent adjustment	1,140	1,420
Net interest income (fully taxable equivalent)	$21,358	$18,379

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Operating Data
Net income	$3,463	$3,469	$3,495	$3,246	$3,659
Net interest income	10,131	10,087	10,447	10,629	8,754
Provision for loan losses	300	485	600	600	575
Net security gains (losses)	487	393	160	(3)	1,274
Non-interest income, ex. net security gains	2,442	2,818	2,772	2,845	2,261
Non-interest expense	8,422	8,643	8,476	8,975	6,965

Performance Statistics
Net interest margin	3.84%	3.96%	3.98%	4.07%	4.09%
Annualized return on average assets	1.13%	1.15%	1.16%	1.08%	1.48%
Annualized return on average equity	10.29%	10.58%	10.99%	10.39%	13.54%
Annualized net loan charge-offs to average loans	—%	1.06%	0.04%	0.19%	—%
Net charge-offs	9	2,109	87	374	1
Efficiency ratio	66.3%	66.3%	63.5%	66.6%	63.2%

Per Share Data
Basic earnings per share	$0.72	$0.72	$0.73	$0.67	$0.88
Diluted earnings per share	0.72	0.72	0.73	0.67	0.88
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	28.17	27.45	26.52	26.12	26.14
Common stock price:
High	48.37	50.95	53.99	49.89	41.86
Low	43.21	43.19	47.03	42.76	39.44
Close	47.10	48.78	51.00	49.82	41.86
Weighted average common shares:
Basic	4,820	4,820	4,819	4,818	4,151
Fully Diluted	4,820	4,820	4,819	4,818	4,151
End-of-period common shares:
Issued	5,001	5,001	5,000	4,999	4,999
Treasury	181	181	181	181	181

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Financial Condition Data:
General
Total assets	$1,222,847	$1,217,137	$1,211,995	$1,204,090	$1,206,958
Loans, net	847,521	812,091	808,200	796,533	777,557
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,621	1,709	1,801	1,892	1,984
Total deposits	981,826	983,026	973,002	975,521	955,361
Noninterest-bearing	228,758	218,740	217,377	215,374	211,096

Savings	141,362	142,030	138,621	142,193	140,667
NOW	176,066	191,191	177,996	169,974	161,972
Money Market	212,782	202,893	203,786	209,469	203,076
Time Deposits	222,858	228,172	235,222	238,511	238,550
Total interest-bearing deposits	753,068	764,286	755,625	760,147	744,265

Core deposits*	758,968	754,854	737,780	737,010	716,811
Shareholders’ equity	135,802	132,305	127,815	125,852	125,928

Asset Quality
Non-performing assets	$11,979	$10,614	$9,678	$6,064	$6,515
Non-performing assets to total assets	0.98%	0.87%	0.80%	0.50%	0.54%
Allowance for loan losses	8,811	8,520	10,144	9,630	9,404
Allowance for loan losses to total loans	1.03%	1.04%	1.24%	1.19%	1.19%
Allowance for loan losses to non-performing loans	73.55%	80.27%	104.82%	158.81%	144.34%
Non-performing loans to total loans	1.40%	1.29%	1.18%	0.75%	0.83%

Capitalization
Shareholders’ equity to total assets	11.11%	10.87%	10.55%	10.45%	10.43%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in Thousands, Except Per Share Data)	2014	2013	2014	2013
GAAP net income	$3,463	$3,659	$6,932	$7,343
Less: net securities and bank-owned life insurance gains, net of tax	321	841	755	1,492
Non-GAAP operating earnings	$3,142	$2,818	$6,177	$5,851

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Return on average assets (ROA)	1.13%	1.48%	1.14%	1.59%
Less: net securities and bank-owned life insurance (losses) gains, net of tax	0.10%	0.34%	0.12%	0.33%
Non-GAAP operating ROA	1.03%	1.14%	1.02%	1.26%

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Return on average equity (ROE)	10.29%	13.54%	10.43%	14.45%
Less: net securities and bank-owned life insurance (losses) gains, net of tax	0.96%	3.11%	1.14%	2.93%
Non-GAAP operating ROE	9.33%	10.43%	9.29%	11.52%

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Basic earnings per share (EPS)	$0.72	$0.88	$1.44	$1.84
Less: net securities and bank-owned life insurance (losses) gains, net of tax	0.07	0.20	0.16	0.38
Non-GAAP basic operating EPS	$0.65	$0.68	$1.28	$1.46

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Dilutive EPS	$0.72	$0.88	$1.44	$1.84
Less: net securities and bank-owned life insurance (losses) gains, net of tax	0.07	0.20	0.16	0.38
Non-GAAP dilutive operating EPS	$0.65	$0.68	$1.28	$1.46